UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018 (September 7, 2018)

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices)                   (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)) Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2018, our board of directors (the “Board”), upon recommendation of the Remuneration Committee, increased the annual base salary of Herman G. Kotzé, our Chief Executive Officer, Nitin Soma, our Chief Technology Officer and Nunthakumarin Pillay, our Managing Director: Southern Africa, to $721,000, $391,000, and ZAR 4,770,000 ($309,740 based on the September 7, 2018, $/ZAR rate of $1: ZAR15.40), respectively. The increase in annual base salary in each case was effective July 1, 2018. Our Chief Financial Officer, Mr. Alex M.R. Smith, did not receive a base salary increase because he was appointed on March 1, 2018, and his base salary remains at $375,000.

In addition, the Board adopted a cash incentive award plan for fiscal 2019 for Messrs. Kotzé, Smith, Soma and Pillay and awarded shares of restricted stock to each of these individuals, which vest based on the performance of our share price during a measurement period commencing on the date that we file our Annual Report on Form 10-K for the fiscal year ended 2021 and ending on December 31, 2021.

Cash Incentive Award Plan for Fiscal 2019

Under the cash incentive award plan, each of Messrs. Kotzé, Smith, Soma and Pillay, will be eligible to earn a cash incentive award based on our fiscal 2019 financial performance (the “Quantitative Portion of the Cash Incentive Award Plan” below) and his individual contribution toward the achievement of certain objectives described under “Qualitative Portion of the Cash Incentive Award Plan” below. The terms of the cash incentive award plan are not contained in a formal written document, but are summarized below.

Mr. Herman Kotzé

The cash incentive award plan provides for a target level cash incentive award of 100% of Mr. Kotzé annual base salary for fiscal 2019. Under the plan, 70% will be based on quantitative factors, as more fully described below, including and allocated equally to (i) the achievement of certain fundamental diluted earnings per share (“Fundamental EPS”) and (ii) the achievement of certain fundamental earnings before interest, tax and depreciation and amortization (“Fundamental EBITDA”); and 30% will be based on qualitative factors. The quantitative portion of the award can increase to a maximum of 150% of Mr. Kotzé base salary multiplied by 0.70, based on the achievement of the maximum target. The Fundamental EPS and Fundamental EBITDA components of the cash incentive award operate independently. It is possible for Mr. Kotzé to earn all or a portion of certain quantitative components of the award while earning none of the other quantitative components, or a combination of components.

The qualitative portion of the award is limited to 30% of Mr. Kotzé’s annual base salary and is based on certain predetermined performance criteria.

Mr. Alex Smith

The cash incentive award plan provides for a target level cash incentive award of 75% of Mr. Smith’s annual base salary for fiscal 2019. Under the plan, 60% will be based on quantitative factors, as more fully described below, including and allocated equally to (i) Fundamental EPS and (ii) Fundamental EBITDA. The quantitative portion of the award can increase to a maximum of 97.50% of Mr. Smith’s base salary multiplied by 0.60, based on the achievement of the maximum target”); and 40% will be based on qualitative factors.. The Fundamental EPS and Fundamental EBITDA components of the cash incentive award operate independently. It is possible for Mr. Smith to earn all or a portion of certain quantitative components of the award while earning none of the other quantitative components, or a combination of components.

The qualitative portion of the award is limited to 30% of Mr. Smith’s annual base salary and is based on certain predetermined performance criteria.

Mr. Nitin Soma

The cash incentive award plan provides for a target level cash incentive award of 60% of Mr. Soma’s annual base salary for fiscal 2019. Under the plan, 30% will be based on quantitative factors, as more fully described below, including and allocated equally to (i) Fundamental EPS and (ii) Fundamental EBITDA; and 70% will be based on qualitative factors. The quantitative portion of the award can increase to a maximum of 78% of Mr. Soma’s base salary multiplied by 0.30, based on the achievement of the maximum target. The Fundamental EPS and Fundamental EBITDA components of the cash incentive award operate independently. It is possible for Mr. Soma to earn all or a portion of certain quantitative components of the award while earning none of the other quantitative components, or a combination of components.

The qualitative portion of the award is limited to 42% of Mr. Soma’s annual base salary and is based on certain predetermined performance criteria.

Mr. Nunthakumarin Pillay

The cash incentive award plan provides for a target level cash incentive award of 60% of Mr. Pillay’s annual base salary for fiscal 2019. Under the plan, 60% will be based on quantitative factors, as more fully described below, including (A) group wide performance measures of (i) Fundamental EPS and (ii) Fundamental EBITDA; and (B) a divisional EBITDA performance component (“Divisional Measure”); and 40% will be based on qualitative factors. The quantitative portion of the award can increase to a maximum of 78% of Mr. Pillay’s base salary multiplied by 0.60, based on the achievement of the maximum target. The Fundamental EPS and Fundamental EBITDA and Divisional Measure components of the cash incentive award operate independently and are weighted 15%, 15% and 70%, respectively, relative to the quantitative component of the award. It is possible for Mr. Pillay to earn all or a portion of certain quantitative components of the award while earning none of the other quantitative components, or a combination of components.

The qualitative portion of the award is limited to 24% of Mr. Pillay’s annual base salary and is based on certain predetermined performance criteria.

Quantitative Portion of the Cash Incentive Award Plan

Mr. Kotzé, Mr. Smith, Mr. Soma and Mr. Pillay will each be entitled to receive an amount equal to 70%, 45%, 18% and 36%, respectively of their individual annual base salary (the “Target Quantitative Award”) if (1) Fundamental EPS equals $1.58 for fiscal 2019 and (2) Fundamental EBITDA equals $145,206,000 for fiscal 2019, and for Mr. Pillay’s Divisional Measure, if EBITDA of ZAR 1,633,564,000 is achieved in the division for which he is responsible. At other levels of quantitative targets, each executive will receive the following percentage of the Target Quantitative Award based on the following two components, and the Divisional Measure for Mr. Pillay:

Fundamental EPS Thresholds

•	Below $1.50 (threshold)—0%

•	At $1.58 (target)—100%
•	At or above $1.82 (maximum)— 130% for all, except Mr. Kotze—150%
•	Fundamental EPS at or above $1.50 and below $1.82 will be interpolated relative to the next threshold on a linear basis.

Fundamental EPS will be measured in U.S. dollars as our earnings per share on a constant currency basis determined in accordance with U.S. generally accepted accounting principles, as adjusted to exclude the effects related to (i) amortization of intangible assets (net of deferred taxes) and acquisition-related costs; (ii) stock-based compensation charges and (iii) other items that the Remuneration Committee may determine in its discretion to be appropriate (for example, accounting changes and one-time or unusual items).

Fundamental EBITDA Thresholds

•	Below $137,946,000 (threshold)—0%
•	At $145,206,000 (target)—100%
•	At or above $166,987,000 (maximum)—130% for all, except Mr. Kotze—150%
•	Fundamental EBITDA at or above $137,946,000 and below $166,987,000 will be interpolated relative to the next threshold on a linear basis.

Fundamental EBITDA will be measured in U.S. dollars as operating income plus depreciation and amortization, on a constant currency basis determined in accordance with U.S. generally accepted accounting principles, as adjusted to exclude the effects of items that the Remuneration Committee may determine in its discretion to be appropriate (for example, accounting changes and one-time or unusual items).

Divisional Measure Thresholds

•	Below ZAR 1,551,886,000 (threshold)—0%
•	At ZAR 1,633,564,000 (target)—100%
•	At or above ZAR 1,878,599,000 (maximum)—130%
•	Divisional Measure at or above ZAR 1,551,886,000 and below ZAR 1,878,599,000 will be interpolated relative to the next threshold on a linear basis.

The Divisional Measure will be measured in ZAR as operating income plus depreciation and amortization for business units that are managed by Mr. Pillay, determined in accordance with U.S. generally accepted accounting principles, as adjusted to exclude the effects of items that the Remuneration Committee may determine in its discretion to be appropriate (for example, accounting changes and one-time or unusual items).

Qualitative Portion of the Cash Incentive Award Plan

Mr. Kotzé will be entitled to receive up to 30% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include:

•	Progress with certain business relationships;
•	Regular interaction with investors;
•	Achievement and increases in incremental revenue lines;
•	Development of applications;
•	Progress with initiatives, expansion, succession and strategic plans; and

•	Personnel and management goals.

Mr. Smith will be entitled to receive up to 30% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include:

•	Accurate and timely reporting of group and divisional financial performance;
•	Support and collaboration with other departments to achieve their objectives;
•	Production of concise and condensed management information;
•	Regular interaction with investors;
•	Progress with initiatives, expansion, succession and strategic plans; and
•	Personnel and management goals.

Mr. Soma will be entitled to receive up to 42% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include:

•	Progress with research, development and innovation activities;
•	Support and collaboration with other departments to achieve their objectives;
•	Maintenance of a secure and efficient information technology environment;
•	Progress with initiatives, expansion, succession and strategic plans; and
•	Personnel and management goals.

Mr. Pillay will be entitled to receive up to 24% of his annual base salary based on his contribution towards enhancing shareholder value through performance criteria which include:

•	Successful management of the phase-out of the SASSA contract;
•	Progress with initiatives and expansion of the Company’s South African businesses;
•	Progress with succession and strategic plans; and
•	Personnel and management goals.

The Remuneration Committee may award between 0% and 100% of 30% of Messrs. Kotzé and Smiths’s annual base salary, between 0% and 100% of 42% of Mr. Soma’s annual base salary and, between 0% and 100% of 24% of Mr. Pillay’s annual base salary, based on its assessment of progress against these objectives.

Tables Illustrating Potential Payments Under the Quantitative Portion of the Cash Incentive Award Plan

Based on Mr. Kotzé’s current annual base salary of $721,000, the table below illustrates the potential amounts that could be payable to him under the quantitative portion of the cash incentive award plan upon achievement of various levels of Fundamental EPS and Fundamental EBITDA and assuming the full award is made in respect of the qualitative portion of the plan, with the relative weightings in parentheses. The maximum total award payable to Mr. Kotzé, assuming the full award of $216,300 is made in respect of the qualitative portion of the plan, is $973,350.

	Quantitative Portion					Qualitative portion	Total
	Fundamental EPS (50%)	Amount Payable	Fundamental EBITDA ('000s) (50%)	Amount Payable	Total (100%)	Total (100%)
Threshold	Below $1.50	$-	Below $137,946	$-	$-	$216,300	$216,300
Target	At $1.58	$252,350	At $145,206	$252,350	$504,700	$216,300	$721,000
	At or above		At or above
Maximum	$1.82	$378,525	$166,987	$378,525	$757,050	$216,300	$973,350

Based on Mr. Smith’s current annual base salary of $375,000, the table below illustrates the potential amounts that could be payable to him under the quantitative portion of the cash incentive award plan upon achievement of various levels of Fundamental EPS and Fundamental EBITDA and assuming the full award is made in respect of the qualitative portion of the plan, with the relative weightings in parentheses. The maximum total award payable to Mr. Smith, assuming the full award of $112,500 is made in respect of the qualitative portion of the plan, is $331,875.

		Quantitative Portion				Qualitative Portion	Total
	Fundamental EPS (50%)	Amount Payable	Fundamental EBITDA (’000s) (50%)	Amount Payable	Total (100%)	Total (100%)
Threshold	Below $1.50	$-	Below $137,946	$-	$-	$112,500	$112,500
Target	At $1.58	$84,375	At $145,206	$84,375	$168,750	$112,500	$281,250
Maximum	At or above $1.82	$109,687	At or above $166,987	$109,688	$219,375	$112,500	$331,875

Based on Mr. Soma’s current annual base salary of $391,000, the table below illustrates the potential amounts that could be payable to him under the quantitative portion of the cash incentive award plan upon achievement of various levels of Fundamental EPS and Fundamental EBITDA and assuming the full award is made in respect of the qualitative portion of the plan, with the relative weightings in parentheses. The maximum total award payable to Mr. Soma, assuming the full award of $164,220 is made in respect of the qualitative portion of the plan, is $255,714.

		Quantitative Portion				Qualitative Portion	Total
	Fundamental EPS (50%)	Amount Payable	Fundamental EBITDA (’000s) (50%)	Amount Payable	Total (100%)	Total (100%)
Threshold	Below $1.50	$-	Below $137,946	$-	$-	$164,220	$164,220
Target	At $1.58	$35,190	At $145,206	$35,190	$70,380	$164,220	$234,600
Maximum	At or above $1.82	$45,747	At or above $166,987	$45,747	$91,494	$164,220	$255,714

Based on Mr. Pillay’s current annual base salary of ZAR 4,770,000 the table below illustrates the potential amounts that could be payable to him under the quantitative portion of the cash incentive award plan upon achievement of various levels of Fundamental EPS, Fundamental EBITDA and the Divisional Measure and assuming the full award is made in respect of the qualitative portion of the plan, with the relative weightings in parentheses. The maximum total award payable to Mr. Pillay, assuming the full award of ZAR 1,144,800 is made in respect of the qualitative portion of the plan, is ZAR 3,377,160.

	Quantitative Portion							Qualitative Portion	Total
	Fundamental EPS (15%)	Amount Payable	Fundamental EBITDA (’000s) (15%)	Amount Payable	Divisional Measure (’000s) (70%)	Amount Payable	Total (100%)	Total (100%)
Threshold	Below $1.50	R-	Below $137,946	R-	Below ZAR 1,551,886	R-	R-	R1,144,800	R1,144,800
Target	At $1.58	R257,580	At $145,206	R257,580	At ZAR 1,633,564	R1,202,040	R1,717,200	R1,144,800	R2,862,000
Maximum	At or above $1.82	R334,854	At or above $166,987	R334,854	At or above ZAR 1,878,599	R1,562,652	R2,232,360	R1,144,800	R3,377,160

Grants of Restricted Stock – Performance-Vesting

On September 7, 2018, our Board, upon the recommendation of the Remuneration Committee, awarded 58,000 shares of restricted stock with time-based and performance-based vesting conditions to Mr. Kotzé, and 30,000 shares of restricted stock to each of Messrs. Smith, Soma and Pillay on the same terms and conditions as those awarded to Mr. Kotzé.

In order for any of the shares to vest, the following conditions must be satisfied: (1) the trading price of our shares must equal or exceed certain agreed volume-weighted average stock price (“VWAP”) levels (as described below) for a period of 30 consecutive trading days during a measurement period commencing on the date that we file our Annual Report on Form 10-K for the fiscal year ended 2021 and ending on December 31, 2021 and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met. The VWAP levels and vesting percentages related to such levels are as follows:

•	Below $15.00 (threshold)—0%
•	At or above $15.00 and below $19.00—33%
•	At or above $19.00 and below $23.00—66%
•	At or above $23.00—100%
•	Thresholds are absolute and not subject to interpolation.

Any shares that do not vest in accordance with the above-described conditions will be forfeited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: September 12, 2018	By: /s/ Herman G. Kotzé
Name: Herman G. Kotzé
Title: Chief Executive Officer